UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013

Dynamic Energy Alliance Corporation
(Exact name of registrant as specified in its charter)

Florida	0-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

10000 N. Central Expressway, Suite 400
Dallas, TX 75231
(Address of principal executive offices)

(214) 838-2687
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations about the Company’s future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s recent Annual Reports on Form 10-K, and the Company’s recent Quarterly Reports, filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

ITEM 8.01	OTHER EVENTS

Prior to the Company’s merger with Dynamic Energy Development Corporation (“DEDC”), DEDC entered into a Stock Purchase Agreement to acquire Transformation Consulting, Inc. (“TCI”), from Charles R. Cronin, Jr. (“Cronin”), on February 25, 2011 (“TCI Agreement”). This agreement was previously amended to allow DEDC to retain One Million Fifteen Thousand Three Hundred and Sixty Two Dollars, ($1,015,362), of funds due Cronin, now a Director, as working capital. DEDC, a subsidiary of the Company, used the retained funds, exclusively, to pay the Company’s (Dynamic Energy Alliance Corporation) operational and corporate expenses incurred. In addition, the working capital was used to formulate and execute the Company’s business strategies. As indicated in the Form 8-K filed on April 24, 2013, the Company was seeking investors for the funds to pay its operational and compliance expenses. Effective May 7, 2013, Cronin accepted the Company’s offer to have Cronin deposit funds for the fees due the Auditors, Anton & Chia, LLP, and for deferral of due dates for specific payments on the TCI Agreement, previously due in 2012. In exchange for the deferral of $1,015,362 to May 26, 2013 and the deposits for the Auditors fees, the Company assumes all of the TCI related debt under the TCI Agreement on a joint and several liability basis with its subsidiary DEDC. The Company is in the process of preparing its Quarterly Form 10Q that is due on May 15, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC ENERGY ALLIANCE CORP.

Dated: May 8, 2013	By:	/s/ James Michael Whitfield
James Michael Whitfield
President, Chief Executive Officer,
Chief Financial Officer, Treasurer and Director

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